EXHIBIT 99.1 INVESTOR PRESENTATION JUNE 2018

Forward-Looking Statements Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. ~ Broadridge· © 2018 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Tax Act items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Cuts and Jobs Act (the "Tax Act"). The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Tax Act items from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. ~ Broadridge· © 2018 | 3

Track record of growth and value creation RECURRING FEE REVENUE GROWTH BROADRIDGE SHARE PRICE $2.5B $115 9% 20% CAGR Annualized TSR $1.1B $20 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 May-07 May-08 May-09 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 $115 share price as of 5/31/18 ~ Broadridge· © 2018 | 4

Broadridge is Ready For Next Market dynamics driving strong growth for Broadridge’s technology-driven solutions Proven strategy and experienced management team to drive sustainable growth Uniquely positioned to deliver network value and capture additional, large market opportunities Successful track record balancing top quartile total shareholder return with continued reinvestment ~ Broadridge· © 2018 | 5

The industry's leading choice

GOVERNANCE	CAPITAL MARKETS	WEALTH MANAGEMENT
• Process 80% of outstanding shares in the United States, 50%+ for rest of world • Distribute 90%+ of broker regulatory communications to 140M individual accounts • Serve most brokers, funds, and public companies in North America • Reach 80% of North American households • No "snake pit"	• Clear and settle over $5T per day • Serve 18 of 23 US primary dealers for fixed income • Process Equities for 7 of the top 10 global investment banks • Support clearance and settlement in over 80 countries	• Support 50M+ accounts through our technology platform • 25%+ of US Financial Advisors utilize Broadridge's front office solutions • Provide data aggregation service for 228K+ agents and advisors • Maintain 100K retirement plans through Broadridge's mutual fund settlements platform
GROWING FRANCHISE	GROWING FRANCHISE	FRANCHISE OPPORTUNITY

Broadridge
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Broadridge platform-based business model creates unique value

Deep financial services knowledge



• Domain expertise
• Trusted
• Unique Capability
• Data & Analytics
• Scale leadership
• Significant IP

Network value

Multi-client managed services approach

Broadridge © 2018 | 7

Extend Governance 5,000+ 150,000+ CORPORATE ISSUERS INSTITUTIONAL SHAREHOLDERS Key Opportunities • Transform regulatory communications • Develop omni-channel •• communications 24,000+ 140M+ • Expand issuer services MUTUAL FUNDS RETAIL SHAREHOLDER and continue to bring 1,100+ ACCOUNTS transparency to BANKS and BROKER-DEALERS governance Fee Revenue = $1.7B ~ Broadridge © 2018 | 8

Drive Capital Markets Asset Class and Function Coverage Equities Fixed Trade & Foreign Exchange Exchange Income Position & Money Traded Financing Markets Derivatives Drive global technology platform SOLUTION COMPONENTS Managed Services Options Extend with additional Unified Portal solutions Core Components Connectivity Reference Netting & Clearance & Books & Funding/ Asset Reconciliation Regulatory Operational Create network value Data Allocation Settlement Records Collateral/ Servicing Risk Fees Global Position Manager Global P&L Global Sub-Ledger Data Fabric Fee Revenue = $0.5B ~ Broadridge· © 2018 | 9

Build Wealth Management • Educational content • Enriched, digital communications • Clearance & settlement • Trading and account • Client and regulatory servicing • Wealth management reporting Drive winning targeted tools • Business process solutions • Targeted marketing automation & workflows • Wealth mobile portal Deliver front-to-back global institutional platform of the future Wrap in next-generation digital and data processing capabilities Advisors Investors Drive best-of-suite solutions for investment managers ICS GTO Fee Revenue = $0.4B ~ Broadridge· © 2018 | 10

Broadridge business model is strong • Large, recurring revenue base with good visibility Sustainable Growth • Organic strength driven by large addressable market opportunity Steady Margin • Continued scale and operational leverage Expansion • Focus on operational efficiencies • 100+% free cash flow conversion Strong Free Cash Flow • Largely predictable model Balanced Capital • Target ~45% dividend payout ratio1 Allocation • Balance of targeted M&A and share repurchase 1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval ~ Broadridge· © 2018 | 11

High quality revenue stream Recurring Fee (59%) Event-Driven Fee (5%) 14% 6 yrs ~$200M CAGR (FY14-17) Average Contract Annual Average Length $0.2B (FY15-FY17) $2.5B 5% 98% $1.6B Organic CAGR Revenue (FY14-17) Retention Rate Distribution (38%) <10% Gross Margin $4.1B Total FY17 Revenues Note: Revenue components and percentages based on FY17 results unless shown as a multi-year average or on a CAGR basis. Recurring Fee, Event-Driven Fee and Distribution exclude the impact of FX and Other. ~ Broadridge· © 2018 | 12

Two strong and growing segments

INVESTOR COMMUNICATION SOLUTIONS
$3.4B Total Revenue


Recurring Fee Revenue
Event-Driven Revenue
Distribution Revenue
$1.6B
$1.6B
$0.2B

6%
Organic Growth

12.3%
Margin

KEY BUSINESSES
Governance
Customer Communications
Data Driven Solutions

GLOBAL TECHNOLOGY & OPERATIONS
$0.8B Total Revenue


$0.8B
Recurring Fee Revenue

6%
Organic Growth

21.1%
Margin

KEY BUSINESSES
Capital Markets Infrastructure
Wealth Management
Investment Management

Note: Revenue figures and percentages based on FY17 segment results. Margin shown is Earnings before Income Taxes margin by reportable segment.

Broadridge
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Capital allocation priorities • Target ~45% payout ratio1 Strong Returned to shareholders • Top quartile payout ratio compared to Dividend during FY15 – FY17 S&P 500 and leads peer group $0.4B • Compelling returns Disciplined Invested in M&A • Accretive to EPS within first 12-18 months M&A $0.8B during FY15 – FY17 • Focus on tuck-in acquisitions Share • Commitment to return capital Returned to shareholders Repurchase • Steady buyer of our shares $0.6B during FY15 – FY172 • Ample liquidity Capital • Investment grade credit profile Revolving credit facility Structure $1.0B • Weighted average cost of debt 3.4% 1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval 2 Share repurchase figure shown as net of proceeds from exercise of stock options ~ Broadridge· © 2018 | 14

FY17 - FY20 three year growth objectives (As of 2/8/18) Winning formula for top quartile TSR Recurring Fee Revenue Growth 7-9% Total Revenue Growth 5-7% Adjusted Op Income Margin Expansion ~50bps/yr Adjusted EPS Growth 14-18% Note: Compound annual growth rates (CAGRs), except margin. Three year Adjusted EPS Growth objective includes benefit from change in U.S. tax law ~ Broadridge· © 2018 | 15